UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 10, 2003

Date of Report (Date of Earliest Event Reported)

PROBUSINESS SERVICES, INC

(Exact name of Registrant as specified in its charter)

Delaware	000-22227	94-2976066

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4125 Hopyard Road Pleasanton, CA 94588

(Address of principal executive offices)

(925) 737-3500

(Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1 Press Release dated April 10, 2003.

Item 9. Regulation FD Disclosure

     This information furnished under this “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

     On April 10, 2003, ProBusiness Services, Inc. issued a press release announcing preliminary third quarter earnings results. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2003	PROBUSINESS SERVICES, INC.

	By:	/s/ Thomas H. Sinton

Thomas H. Sinton Chairman of the Board, President and Chief Executive Officer

INDEX TO EXHIBITS

Index
Number	Description of Document

99.1	Press release dated April 10, 2003